Exhibit 99.1
THORATEC CORPORATION FILES FORM 12B-25
WITH SECURITIES AND EXCHANGE COMMISSION
     (PLEASANTON, CA), March 1, 2007—Thoratec Corporation (NASDAQ: THOR), a world leader in products to treat cardiovascular disease, announced today that it has filed with the Securities and Exchange Commission a Form 12b-25 for an extension of time to file its Annual Report on Form 10-K for the year ended December 30, 2006. The company was unable to file the 2006 Form 10-K by February 28, 2007, because it has undertaken, and remains in the process of completing, a detailed review of the company’s equity-based compensation practices—including a review of the underlying stock option and restricted stock grant documentation and procedures, and related accounting, for such practices.
     To date, as a result of this review, the company has discovered certain errors in the documentation of its equity-based compensation awards, but the review is ongoing and no determination has been made as to whether these documentation errors, or any other results of the review, will have any impact on the company’s financial statements. The company plans to file its 2006 Form 10-K as soon as practicable.
     Thoratec is a world leader in therapies to address advanced-stage heart failure. The company’s product lines include the Thoratec® VAD (Ventricular Assist Device) and HeartMate® LVAS (Left Ventricular Assist System) with more than 11,000 devices implanted in patients suffering from heart failure. Additionally, its International Technidyne Corporation (ITC) division supplies blood testing and skin incision products. Thoratec is headquartered in Pleasanton, California. For more information, visit the company’s web sites at http:///www.thoratec.com or http://www.itcmed.com
     Except for the historical information contained herein, the matters described above, including statements with respect to expectations regarding the timing of filing of the company’s annual report on Form 10-K for the fiscal year needed December 30, 2006, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the words, “expects,” “projects,” “hopes,” “believes,” “could,” “will,” “may,” “estimates,” and other similar words. Actual results, events or performance could differ materially from these forward-looking statements, based on a variety of factors, many of which are beyond the company’s control. Therefore, readers are cautioned not to put undue reliance on these statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the timing and outcome of the company’s review and the conclusions resulting from that review, actions that may be taken or required as a result of the review, and actions by the Securities and Exchange Commission or other regulatory agencies as a result of their review of the company’s equity-based compensation practices. In particular, the company may be required to make adjustments, which may be material, to financial results previously reported for prior periods as a result of the company’s review. When the review is complete and the company files its 2006 Form 10-K, the financial statements may differ from the results disclosed in its February 15, 2007, earnings release and prior SEC filings. Forward-looking statements contained herein should be considered in light of these factors and those factors discussed from time to time in the company’s most recent annual report on Form 10-K filed with the SEC, and as may be updated in subsequent SEC filings. These forward-looking statements speak only as of the date hereof. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.
Contacts:
David Smith
Executive Vice President, Chief Financial Officer
(925) 847-8600
or
Neal Rosen
Kalt Rosen & Co.
(415) 397-2686

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